Exhibit 10(a) EXECUTION VERSION [[8389043]] AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT, dated as of March 3, 2026 (this “Amendment”), to that certain Fifth Amended and Restated U.S. Security Agreement, dated as of July 10, 2025 (as heretofore amended, restated, amended and restated, supplemented or otherwise modified, the “Existing Security Agreement”), among United Rentals, Inc., a Delaware corporation, United Rentals (North America), Inc., a Delaware corporation, the other Grantors from time to time party thereto, and Bank of America, N.A., as Agent (the “Agent”). WHEREAS, the Agent and the Grantors desire, in accordance with Section 23(h)(ii) of the Existing Security Agreement and subject to the terms and conditions set forth below, to amend the Existing Security Agreement on the terms set forth herein (the Existing Security Agreement, as so amended, the “Amended Security Agreement”). NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows: SECTION 1 CAPITALIZED TERMS. 1.1 Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Amended Security Agreement. SECTION 2 AMENDMENT TO THE EXISTING SECURITY AGREEMENT. 2.1 Effective as of the Amendment No. 1 Effective Date (as defined below), the Existing Security Agreement is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following examples: single- underlined text or single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: stricken text or stricken text) in Exhibit A hereto. SECTION 3 EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective on the first date (the “Amendment No. 1 Effective Date”) on which the Agent shall have executed a counterpart of this Amendment and shall have received a counterpart of this Amendment signed by the Grantors (which, subject to Section 4.3 hereof, may include any electronic signatures transmitted by emailed pdf or any other electronic means that reproduces an image of an actual executed signature page of this Amendment).

2 [[8389043]] SECTION 4 MISCELLANEOUS. 4.1 Except as herein expressly amended, nothing herein shall be deemed to be a waiver of or amendment to any covenant, provision or agreement contained in the Existing Security Agreement. 4.2 From and after the Amendment No. 1 Effective Date, all references in the Existing Security Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Existing Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Existing Security Agreement shall mean such agreement as amended and modified by this Amendment. This Amendment constitutes a Loan Document. 4.3 This Amendment may be executed in any number of counterparts, and by the Agent and each of the Grantors in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment may be executed by facsimile or other electronic communication and the effectiveness of this Amendment and the signatures hereto shall have the same force and effect as manually signed originals and shall be binding on all parties hereto. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to this Amendment shall be deemed to include electronic signatures, contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. 4.4 The provisions of Sections 23(g), 23(m) and 23(n) of the Amended Security Agreement are hereby incorporated by reference and apply mutatis mutandis hereto. [Remainder of page intentionally left blank]

[Amendment No. 1 to Fifth Amended and Restated Security Agreement] IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written. GRANTORS: UNITED RENTALS, INC. By: Name: Sybil Collins Title: Vice President, Treasurer UNITED RENTALS (NORTH AMERICA), INC. By: Name: Sybil Collins Title: Vice President, Treasurer UNITED RENTALS (DELAWARE), INC. By: Name: Sybil Collins Title: Vice President, Treasurer UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC By: Name: Sybil Collins Title: Vice President, Treasurer /s/ Sybil Collins /s/ Sybil Collins /s/ Sybil Collins /s/ Sybil Collins

[Amendment No. 1 to Fifth Amended and Restated Security Agreement] UNITED RENTALS REALTY, LLC By United Rentals (North America), Inc., its Sole Member By: Name: Sybil Collins Title: Vice President, Treasurer /s/ Sybil Collins

[Amendment No. 1 to Fifth Amended and Restated Security Agreement] AGENT: BANK OF AMERICA, N.A., as the Agent By: Name: Jenifer L. Medzi Title: Senior Vice President /s/ Jenifer L. Medzi

[[8389043]] EXHIBIT A

EXECUTION VERSION EXHIBIT A FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT dated as of July 10, 2025 among UNITED RENTALS, INC., UNITED RENTALS (NORTH AMERICA), INC. and certain of their Subsidiaries, as the Grantors, and BANK OF AMERICA, N.A., as Agent 4896-9429-6144 v.3 [[8389256]]

Table of Contents Page SECTION 1. Defined Terms 2 SECTION 2. Grant of Lien 2 SECTION 3. Perfection and Protection of Security Interest 6 SECTION 4. [Reserved] 9 SECTION 5. Jurisdiction of Organization 9 SECTION 6. Title to, Liens on, and Sale and Use of Collateral 10 SECTION 7. Access and Examination 10 SECTION 8. [Reserved] 10 SECTION 9. [Reserved] 10 SECTION 10. Inventory; Perpetual Inventory 10 SECTION 11. Leases and Other Chattel Paper 10 SECTION 12. Right to Cure 10 SECTION 13. Power of Attorney 11 SECTION 14. The Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities 12 SECTION 15. Patent, Trademark and Copyright Collateral 13 SECTION 16. Voting Rights; Dividends; Etc. 14 SECTION 17. Indemnification 15 SECTION 18. Limitation on Liens on Collateral 15 SECTION 19. Extensions 15 SECTION 20. Remedies; Rights Upon Default 15 SECTION 21. Grant of License to Use Proprietary Rights 17 [[8389256]]

SECTION 22. Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral 18 SECTION 23. Miscellaneous 18 SECTION 24. Amendment and Restatement 23 Schedules Schedule I - Pledged Equity and Pledged Debt Schedule II - Jurisdictions of Organization Schedule III - Patents, Trademarks and Copyrights Exhibits Exhibit A - Security Agreement Supplement ii 4896-9429-6144 v.3 [[8389256]]

FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT This Fifth Amended and Restated U.S. Security Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is dated as of July 10, 2025, among UNITED RENTALS, INC., a Delaware corporation (“Holdings”), UNITED RENTALS (NORTH AMERICA), INC., a Delaware corporation (the “Company”), each U.S. Guarantor (as defined in the Credit Agreement referred to below) listed on the signature pages hereof as a Grantor, and each Additional Grantor (as defined in Section 23(hd)(ii) below) (each such Domestic Subsidiary and Additional Grantor, together with Holdings and the Company, the “Grantors”), and BANK OF AMERICA, N.A., as Agent (the “Agent”). W I T N E S S E T H : WHEREAS, Holdings, the Company, certain of their Subsidiaries, the Agent and the lenders party thereto are party to a credit agreement dated as of June 9, 2008, as amended and restated as of October 14, 2011 and as further amended and restated as of March 31, 2015, February 15, 2019 and June 30, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”); WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to the Fifth Amended and Restated Credit Agreement, dated as of even date herewith (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including any such amendment, restatement, amendment and restatement, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases any Indebtedness under such agreement (in whole or in part), the “Credit Agreement”), among Holdings, the Company, the Canadian Borrowers, the other Borrowers party thereto, the Guarantors, Bank of America, N.A., as Agent, and the lenders party thereto; WHEREAS, in connection with the Existing Credit Agreement, each Grantor (and certain other grantors party thereto) entered into a U.S. Security Agreement, dated as of June 9, 2008, as amended and restated as of October 14, 2011 and as further amended and restated as of March 31, 2015, February 15, 2019 and June 30, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Security Agreement”); WHEREAS, in order to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement by entering into the Credit Agreement, to induce the Lenders to maintain and make loans and issue letters of credit as provided for in the Credit Agreement, and to induce the Lenders and their Affiliates to provide certain Bank Products, each Grantor is entering into this Agreement in favor of the Agent, and pursuant hereto is granting to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon such Grantor’s Collateral (as defined below) to secure such Grantor’s Secured Obligations (as defined below); WHEREAS, each Grantor is the owner of the shares of stock or other equity interests (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as -1- 4896-9429-6144 v.3 [[8389256]]

otherwise described in Part I of Schedule I hereto and issued by the Persons named therein and of the indebtedness (the “Initial Pledged Debt”) set forth opposite such Grantor’s name on and as otherwise described in Part II of Schedule I hereto and issued by the obligors named therein; WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement by entering into the Credit Agreement, the Agent and Lenders’ willingness to maintain and make loans and extend other financial accommodations under the Credit Agreement and the provision of certain Bank Products by the Lenders or their Affiliates that each Grantor grant to the Agent, for the benefit of the Secured Parties, a security interest in and lien upon all of the Collateral of such Grantor to secure such Grantor’s Secured Obligations; and WHEREAS, in consideration for, among other things, the amendment and restatement of the Existing Credit Agreement by the execution and delivery of the Credit Agreement by the Agent and the Lenders, and to secure the full and prompt payment and performance of all of the Secured Obligations, the parties to this Agreement agree that each Grantor agrees to grant to the Agent, for the benefit of the Secured Parties, a security interest in the Collateral, in order to ensure and secure the prompt payment and performance of the Secured Obligations. NOW, THEREFORE, in consideration of the promises and mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Existing Security Agreement shall be amended and restated as follows: SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. All other undefined terms contained in this Agreement, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction (the “UCC”) to the extent the same are used or defined therein. All references to any asset described in the definition of the term “Collateral”, or to any proceeds thereof, shall be deemed to be references thereto except to the extent such asset is an Excluded Asset. SECTION 2. Grant of Lien. (a) As security for the due and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) by each Grantor of all of its present and future Obligations (such Obligations, as to any Grantor, being the “Secured Obligations” of such Grantor), each Grantor hereby grants to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest (the “Security Interest”) in and continuing lien on all of such Grantor’s right, title and interest in or to any and all of the following properties and assets of such Grantor and all powers and rights of such Grantor in all of the following (including the power to transfer rights in the following), whether now owned or existing or at any time hereafter acquired or arising, regardless of where located (collectively, the “Collateral”): (i) all Accounts; -2- 4896-9429-6144 v.3 [[8389256]]

(ii) all Inventory, including all Rental Equipment; (iii) all leases of Inventory, Equipment and other Goods (whether or not in the form of a lease agreement), including all Leases; (iv) all documentation evidencing rights in any Inventory or Equipment, including all certificates, certificates of title, manufacturer’s statements of origin, and other collateral instruments; (v) all contract rights, including contract rights in respect of any Like-Kind Exchange; (vi) all Chattel Paper; (vii) all Documents; (viii) all Instruments; (ix) all Supporting Obligations and Letter-of-Credit Rights; (x) all General Intangibles (including Payment Intangibles and Software); (xi) all Goods; (xii) all Equipment; (xiii) all Investment Property, including the following (the “Security Collateral”): (A) the Initial Pledged Equity and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto; (B) all additional shares of stock and other equity interests of or in any issuer of the Initial Pledged Equity, any successor entity or any other entity from time to time organized, created or acquired by such Grantor in any manner (such equity interests, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such additional shares or other equity interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other equity interests and all subscription warrants, rights or options issued thereon or with respect thereto; -3- 4896-9429-6144 v.3 [[8389256]]

(C) the Initial Pledged Debt and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt; and (D) all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; (xiv) all money, cash, cash equivalents, securities and other property of any kind of such Grantor held directly or indirectly by the Agent, any Lender, the Agent (as defined in the “Security Agreement” defined in the TLB Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “TLB Security Agreement”)), any Lender (as defined in the TLB Credit Agreement), any Additional Agent (as defined in the Pari Passu Intercreditor Agreement), any Second Lien Agent (as defined in the 1L/2L Intercreditor Agreement) or any of their Affiliates; (xv) all of such Grantor’s Material Accounts, credits and balances with and other claims against the Agent, any Lender, the Agent (as defined in the TLB Security Agreement), any Lender (as defined in the TLB Credit Agreement), any Additional Agent (as defined in the Pari Passu Intercreditor Agreement), any Second Lien Agent (as defined in the 1L/2L Intercreditor Agreement) or any of their Affiliates or any other financial institution with which such Grantor maintains deposits, including all Payment Accounts; (xvi) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property; and (xvii) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties and condemnation or requisition payments with respect to all or any of the foregoing; provided, however, the “Collateral” shall not include the following (collectively, the “Excluded Assets”): (b) any rights, titles or interests of a Grantor in any instrument, permit, General Intangible, Lease, license or agreement to which such Grantor is a party (other than any of the foregoing with or by any other Grantor or any Subsidiary or other controlled Affiliate of a Grantor) or any of its right, title or interest thereunder to the extent, but only to the extent, that a grant of a security interest therein to the Agent would, under the terms of such instrument, permit, General Intangible, Lease, license or agreement, result in a breach of the terms of, or constitute a default under, or result in the -4- 4896-9429-6144 v.3 [[8389256]]

abandonment, invalidation or unenforceability of or create a right of termination in favor of or require the consent (which has not been obtained or waived) of any other party under, such instrument, permit, General Intangible, Lease, license or agreement; provided that the foregoing exclusion shall not be construed to apply to the extent any such term is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law so that no breach, default, abandonment, invalidity or unenforceability would occur; (c) any asset to the extent the granting of a security interest therein to the Agent is prohibited by applicable law or would require the consent, approval, license or authorization of any Governmental Authority or, except with respect to any Rental Equipment, Merchandise and Consumables Inventory, any proceeds of any of the foregoing, any Material Accounts into which any such proceeds are deposited, or any books or records related to any of the foregoing, other third party (except a Grantor or any Subsidiary or other controlled Affiliate of a Grantor) that has not been obtained or waived; provided that the foregoing exclusion shall not be construed to apply to the extent any such prohibition or requirement for consent, approval, license or authorization is ineffective or unenforceable under the UCC (including Sections 9-406, 9-407, 9-408 or 9-409) or any other applicable law; (d) to the extent U.S. Obligations are secured thereby, any of the outstanding voting equity or other voting ownership interests of a Foreign Subsidiary or Foreign Subsidiary Holding Company in excess of 65% of the voting power of all classes of equity or other ownership interests of such Foreign Subsidiary or Foreign Subsidiary Holding Company entitled to vote; (e) any “intent-to-use” United States of America based trademark or service mark application until such time that a statement of use has been filed with the United States Patent and Trademark Office (the “USPTO”) for such application, unless the grant of a security interest therein would not render such “intent-to-use” based trademark or service mark application invalid or subject to cancellation; (f) any property that is subject to a Lien securing purchase money obligations, Capital Lease Obligations or sale/leaseback Indebtedness permitted under the Credit Agreement pursuant to documents that prohibit such Grantor from granting any other Liens in such property, and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived, and only for so long as such Indebtedness remains outstanding; (g) (i) any assets subject to a Securitization Transaction or (ii) Accounts, Leases, contractual rights or any other assets subject to any Like-Kind Exchange; (h) (i) the equity interests, and any certificates or instruments in respect thereof, in any unlimited liability company organized under the laws of Nova Scotia, (ii) equity interests in Immaterial Subsidiaries and (iii) equity interests in Unrestricted Subsidiaries, provided that for each of clauses (ii)-(iii), such equity interests will only be -5- 4896-9429-6144 v.3 [[8389256]]

Excluded Assets to the extent such equity interests do not constitute “Collateral” (or words of like import) securing Indebtedness or other obligations in respect of the TLB Credit Agreement or any other Indebtedness incurred under Section 8.1(c) of the Credit Agreement and are not otherwise subject to any Liens incurred under Section 8.2(c) of the Credit Agreement, provided further, that if such equity interests cease to constitute “Collateral” (or words of like import) in respect of the TLB Credit Agreement or any other Indebtedness incurred under Section 8.1(c) of the Credit Agreement automatically upon their ceasing to constitute Collateral under the Credit Agreement, then those such equity interests would still constitute Excluded Assets; (i) the equity interests, and any certificates or instruments in respect thereof, in any joint venture or non-wholly owned Subsidiary, the governing agreements of which prohibit the pledge or other granting of security over equity interests in such Subsidiary and such prohibition has not been or is not waived or the consent of the other party to such contract has not been or is not otherwise obtained or under Requirements of Law such prohibition cannot be waived; (j) any real property or any fee interest or leasehold interest in real property, including fixtures affixed or attached thereto; (k) any Titled Goods (other than Merchandise and Consumables Inventory and Rental Equipment); (l) any Letter-of-Credit Rights not constituting Supporting Obligations in respect of any Collateral to the extent any of the Grantors is required by applicable law or contract to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor); (m) any right, title or interest in or to any copyrights, copyright licenses, patents, patent applications, patent licenses, trade secrets, trade secret licenses, trademarks, service marks, trademark and service mark applications, trade names, trade dress, trademark licenses, technology, know-how and processes or any other intellectual property, in each case, governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof; and (n) any asset with respect to which the Agent and the Company have reasonably agreed that the cost, tax consequences or any legal or regulatory consequences of creating and/or perfecting a security interest therein is excessive in relation to the benefit to the Secured Parties of the security to be afforded thereby, or where the Agent and the Company have otherwise agreed that such assets shall not be included as Collateral. Subject to any limitations set forth herein, all of the Secured Obligations of any Grantor shall be secured by all of the Collateral of such Grantor and any other property of such Grantor that secures any of the Secured Obligations. -6- 4896-9429-6144 v.3 [[8389256]]

SECTION 3. Perfection and Protection of Security Interest. (a) Except as explicitly set forth herein or in the Credit Agreement, each Grantor shall, at its expense, perform all steps reasonably requested in writing by the Agent to perfect, maintain or protect the Agent’s Liens, including: (i) executing filings pursuant to the UCC in the office of the secretary of state (or similar central filing office) of the relevant state(s); (ii) executing and delivering customary filings in (A) the USPTO with respect to any Collateral constituting U.S. issued patents and registered trademarks and any applications therefor and (B) the United States Copyright Office of the Library of Congress (“USCO”) with respect to copyright registrations; (iii) causing certificates of title to be issued for all Titled Goods, the Agent’s Lien to be noted thereon in each case in accordance with the provisions of the Credit Agreement and the other Loan Documents to which such Grantor is a party; (iv) when a Specified Default has occurred and is continuing, at the reasonable request of the Agent, transferring Inventory to warehouses or other locations designated by the Agent; (v) when an Event of Default has occurred and is continuing, placing notations on such Grantor’s books of account to disclose the Agent’s Liens; (vi) taking such other steps reasonably requested by the Agent to maintain and protect the Agent’s Liens in the Collateral; and (vii) in the case of the Security Collateral, (A) if any Pledged Debt shall be evidenced by a promissory note or other instrument with an individual amount in excess of $75,000,000, deliver and pledge to the Agent such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent and (B) deliver and pledge to the Agent, for the benefit of the Secured Parties, certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock powers executed in blank; provided that notwithstanding any other provision of this Agreement, none of the Grantors will be required to (I) take any action in any jurisdiction other than the United States of America (including any state thereof), or required by the laws of any such non-U.S. jurisdiction, or enter into any security agreement or pledge agreement governed by the laws of any such non-U.S. jurisdiction, in order to either create any security interests (or other Liens) in assets located or titled outside of the United States of America (including any state thereof) or to perfect any security interests (or other Liens) in any non-U.S. Collateral, (II) deliver landlord lien waivers, estoppels or collateral access letters, (III) file any fixture filing with respect to any security interest in fixtures affixed to or attached to any real property or (IV) take any action to perfect any Liens in any intellectual property created, registered or applied-for in any jurisdiction other than the United States of America. (b) Unless the Agent shall otherwise consent in writing (which consent may be revoked at any time and from time to time), each Grantor shall deliver to the Agent all the Collateral consisting of negotiable Documents, Chattel Paper and Instruments (other than checks received and processed in the ordinary course), in each case, with an individual value in excess of $75,000,000, promptly after such Grantor receives the same, but if any Event of Default has occurred and is continuing, each Grantor agrees to deliver to the Agent all such Collateral (regardless of value) upon the Agent’s request. (c) Upon obtaining an interest therein (subject to the time period specified in Section 7.17(a) or any comparable provision of the Credit Agreement), unless waived by the Agent in writing (which waiver may be revoked at any time and from time to time), each Grantor shall obtain control or blocked account agreements in form and substance reasonably satisfactory -7- 4896-9429-6144 v.3 [[8389256]]

to the Agent (provided that such control or blocked account agreements shall be deemed to be in form and substance reasonably satisfactory to the Agent if such control or blocked account agreements are substantially consistent with any control or blocked account agreements in effect as of the date hereof) executed and delivered by (i) each securities intermediary and commodities intermediary issuing or holding any financial assets or commodities to or for such Grantor, except for securities and commodities accounts of the Grantors that are not Material Accounts, and (ii) each depository bank at which such Grantor maintains a Material Account. (d) If any Grantor is or becomes the beneficiary of a letter of credit with an individual face amount in excess of $75,000,000, other than a letter of credit not constituting Supporting Obligations in respect of any Collateral pursuant to which such Grantor is required by applicable law or contract to apply the proceeds of a drawing of such letter of credit for a specified purpose (other than a payment to a Grantor), such Grantor shall promptly notify the Agent thereof and, upon the written request of the Agent, use its commercially reasonable efforts to enter into a tri-party agreement with the Agent and the issuer and/or confirming bank with respect to Letter-of-Credit Rights, whereby such Grantor assigns such Letter-of-Credit Rights to the Agent and directs all payments thereunder to the Payment Account, all in form and substance reasonably satisfactory to the Agent. (e) Upon the written request of the Agent, each Grantor shall take all commercially reasonable steps necessary to grant the Agent control of all electronic chattel paper in accordance with the UCC or other applicable law and all “transferable records” as defined in the Uniform Electronic Transactions Act. (f) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file any UCC financing statements or amendments thereto in the applicable office of the secretary of state (or similar central filing office) in the United States that (i) indicate the Collateral (A) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the State of New York or such jurisdiction, or (B) as being of an equal or lesser scope or with greater detail, and (ii) contain any other information required by part 5 of Article 9 of the UCC of the State of New York or such jurisdiction for the sufficiency or filing office acceptance of any UCC financing statement or amendment, including where applicable whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in the applicable office of the secretary of state (or similar central filing office) in the United States any like UCC financing statements or amendments thereto if filed prior to the date hereof. (g) Each Grantor shall promptly notify the Agent of any commercial tort claim (as defined in the UCC) with a value estimated in good faith by the Company to be in excess of $75,000,000, initiated or acquired by it and unless otherwise consented by the Agent, such Grantor shall enter into a supplement to this Agreement, granting to the Agent a Lien in such commercial tort claim. -8- 4896-9429-6144 v.3 [[8389256]]

(h) Until Full Payment of all Secured Obligations, the Agent’s Liens shall continue in full force and effect in all the Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation), provided that, the Agent agrees to release its Lien in any Collateral that is sold or disposed of by a Grantor as permitted pursuant to the Credit Agreement subject to the satisfaction of any conditions to release (if any) set forth in the Credit Agreement, including the continuance of the Agent’s Lien in any proceeds of such released Collateral. (i) Each Grantor will give prompt written notice to the Agent of any change in its name, legal form or jurisdiction of organization (whether by merger or otherwise) (and in any event, within 60 days (or such longer period as agreed to by the Agent) of such change); provided that, promptly after receiving a written request therefor from the Agent, such Grantor shall deliver to the Agent all additional financing statements and other documents reasonably necessary or desirable to maintain the validity, perfection and priority of the security interests created hereunder and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests as and to the extent provided for herein and upon receipt of such additional financing statements the Agent shall either promptly file such additional financing statements or approve the filing of such additional financing statements by such Grantor. Upon any such approval such Grantor shall proceed with the filing of the additional financing statements and deliver copies (or other evidence of filing) of the additional filed financing statements to the Agent. (j) [Reserved] (k) Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed by the Agent without the prior written consent of the Agent and agrees that it will not do so without the prior written consent of the Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC and to Section 23(f) hereof. (l) With respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor shall, upon the written request of the Agent, to the extent the issuer thereof is a controlled Affiliate of the Grantor, or otherwise use its commercially reasonable efforts to, cause the issuer thereof either (i) to register the Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Agent that such issuer will comply with instructions with respect to such security originated by the Agent in accordance with this Agreement and the Credit Agreement without further consent of such Grantor. (m) Each Grantor agrees that it will pledge hereunder, promptly following its acquisition thereof, any and all additional Security Collateral (subject to any limitations contained herein with respect thereto) and deliver to the Agent for the benefit of the Secured Parties, certificates or instruments representing any such Security Collateral that constitutes certificated securities, accompanied by undated stock or bond powers executed in blank. SECTION 4. [Reserved]. -9- 4896-9429-6144 v.3 [[8389256]]

SECTION 5. Jurisdiction of Organization. Each Grantor represents and warrants to the Agent and the other Secured Parties that as of the date hereof: (a) Schedule II hereto identifies (i) such Grantor’s name as of the date hereof as it appears in official filings in the state or other jurisdiction of its incorporation or other organization, (ii) the type of entity of such Grantor (including corporation, partnership, limited partnership or limited liability company), (iii) the organizational identification number issued by such Grantor’s state, province or territory of incorporation or organization or a statement that no such number has been issued, and (iv) the jurisdiction in which such Grantor is incorporated or organized; and (b) such Grantor has only one state, province or territory of incorporation or organization. SECTION 6. Title to, Liens on, and Sale and Use of Collateral. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that such Grantor has rights in and the power to transfer all of the Collateral free and clear of all Liens whatsoever, except for Permitted Liens. SECTION 7. Access and Examination. During the continuance of an Event of Default, the Agent may, without expense to the Agent, use such of each Grantor’s respective personnel, supplies, and Real Estate as may be reasonably necessary for maintaining or enforcing the Agent’s Liens. Subject to the terms of the Credit Agreement, during the continuance of an Event of Default, the Agent shall have the right, in the Agent’s name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, Leases, or other Collateral, by mail, telephone, or otherwise. SECTION 8. [Reserved]. SECTION 9. [Reserved]. SECTION 10. Inventory; Perpetual Inventory. Each Grantor represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties that all of the Inventory owned by such Grantor is and will be held for sale or lease in the ordinary course of such Grantor’s business, and is and will be fit (ordinary wear and tear and casualty events excepted) for such purposes, except, in each case, to the extent as would not reasonably be expected to result in a Material Adverse Effect. SECTION 11. Leases and Other Chattel Paper. Each Grantor hereby represents and warrants to the Agent and the other Secured Parties and agrees with the Agent and the other Secured Parties, with respect to such Grantor’s Leases, that (except, in each case, as would not be reasonably expected to have a Material Adverse Effect): (i) each Lease represents a bona fide lease of equipment by such Grantor in the ordinary course of such Grantor’s business; (ii) all amounts described as being payable by a lessee in any existing Lease are for a liquidated amount payable by such lessee thereon on the terms set forth in such Lease, without any offset, deduction, defense, or counterclaim except in the ordinary course of business; (iii) each copy of a Lease delivered to the Agent by such Grantor will be a genuine copy of the original of such Lease; and (iv) (except in the case of Progress Billings) all equipment described in any Lease that has been delivered to the Agent shall be or will have been delivered to and accepted by the lessee thereunder (subject to the terms of such Lease). -10- 4896-9429-6144 v.3 [[8389256]]

SECTION 12. Right to Cure. The Agent may, in its reasonable discretion, and shall, at the direction of the Required Lenders, pay any amount or do any act required of any Grantor hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Secured Obligations, any material portion of the Collateral or the Agent’s Liens therein, and which any Grantor fails to pay or do following notice by the Agent to Grantors (unless an Event of Default has occurred or is continuing, or unless the Agent, acting reasonably, believes exigent circumstances may exist, in which events, no such notice shall be required), including payment of any judgment against any Grantor, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord’s or bailee’s claim, and any other Lien upon or with respect to the Collateral. Upon the occurrence and during the continuance of an Event of Default: (a) each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be filed all such further instruments and documents and take all such actions as the Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Agent’s Lien in the Collateral and the rights and remedies created hereby, including the payment of any fees and Taxes required in connection with the execution and delivery of this Agreement, the granting of the Agent’s Lien and the filing of any UCC financing statements (including fixture filings) or other documents in connection herewith or therewith, to the extent required hereunder or under the other Loan Documents; and (b) the Agent may discharge past due Taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to Section 8.2 of the Credit Agreement, and may pay for the maintenance and preservation of the Collateral to the extent any Grantor fails to do so as required by the Credit Agreement, this Agreement or any other Loan Document. All payments that the Agent makes in accordance with this Section 12 and all documented out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged as a U.S. Revolving Loan, and the Agent agrees to notify the U.S. Borrowers thereof; provided that neither the Agent’s right to make any such payments and charge the same as a U.S. Revolving Loan, nor the U.S. Borrowers’ obligation to repay any such U.S. Revolving Loan, shall be conditioned in any way upon the Agent’s providing such notification. Any payment made or other action taken by the Agent under this Section 12 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided. SECTION 13. Power of Attorney. Each Grantor hereby appoints the Agent and the Agent’s designee or bailee as such Grantor’s attorney, with power exercisable upon the occurrence and during the continuance of an Event of Default: (a) to endorse such Grantor’s name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent’s or any of the other Secured Parties’ possession; (b) to sign such Grantor’s name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting the Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to notify the post office authorities to change the address for delivery of such Grantor’s mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Grantor; (d) in consultation with the Company (such consultation not to be required when a Specified Default has occurred and is continuing) to send requests for verification of Accounts and Leases (other -11- 4896-9429-6144 v.3 [[8389256]]

than Accounts and Leases subject to any Securitization Transactions) to Account Debtors and lessees; (e) to complete in such Grantor’s name or the Agent’s name, any order, sale, lease or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (f) to clear Inventory through customs in such Grantor’s name, the Agent’s name or the name of the Agent’s designee or bailee, and to sign and deliver to customs officials powers of attorney in such Grantor’s name for such purpose; (g) to the extent that such Grantor’s authorization given in Section 3(f) of this Agreement is not sufficient, to file such UCC financing statements as are required under this Agreement; and (h) to do all things necessary to carry out the Credit Agreement, this Agreement and the other Loan Documents in accordance with the terms thereof. Each Grantor ratifies and approves all acts of such attorney. This power, being coupled with an interest, is irrevocable until the Credit Agreement has been terminated and Full Payment of the Obligations has occurred. SECTION 14. The Agent’s and the Other Secured Parties’ Rights, Duties and Liabilities. (na) As between the Grantors and the Secured Parties, each Grantor assumes all responsibility and liability arising from or relating to the use, sale, lease, license or other disposition of the Collateral. None of the Secured Obligations shall be affected by any failure of the Agent or any of the other Secured Parties to take any steps to perfect the Agent’s Liens or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release any Grantor from any of the Secured Obligations. Following the occurrence and during the continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Required Lenders shall, without notice to (except as required under the Credit Agreement or under any applicable law) or consent from any Grantor, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of Grantors for the Secured Obligations, or any other agreement now or hereafter existing between any of the Secured Parties and any Grantor. (ob) It is expressly agreed by each Grantor that, anything herein to the contrary notwithstanding, such Grantor shall remain liable under each Lease and each of its other contracts, agreements and licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither the Agent nor any of the other Secured Parties shall have any obligation or liability under any Lease, contract, agreement or license by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any of the other Secured Parties of any payment relating to any Lease, contract, agreement or license pursuant hereto. Neither the Agent nor any of the other Secured Parties shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Lease, contract, agreement or license, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Lease, contract, agreement or license, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times. -12- 4896-9429-6144 v.3 [[8389256]]

(pc) With respect to Accounts and Leases, in each case not subject to any Securitization Transaction or Like-Kind Exchange, the Agent may, at any time after an Event of Default shall have occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors, parties to Leases and other Persons obligated on the Collateral that the Agent has a security interest therein, and that payments shall be made directly to the Agent, for the benefit of the Secured Parties. Upon the request of the Agent, each Grantor shall so notify Account Debtors and other Persons obligated on such Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on such Collateral and while any Event of Default exists and is continuing, no Grantor shall give any contrary instructions to such Account Debtor or other Person without the Agent’s prior written consent. (d) Notwithstanding any provisions to the contrary contained in this Agreement or any other Loan Document, as regards each applicable Grantor who is a registered and beneficial owner of the equity interests which are shares in the capital stock of any unlimited company, unlimited liability company or unlimited liability corporation or any similar entity existing under the laws of any province or territory of Canada and any successor to any such entity (any such entity, a “ULC” and such shares, the “Pledged ULC Shares”), such Grantor owns and will remain so until such time as such Pledged ULC Shares are fully and effectively transferred into the name of the Agent or any other Person on the books and records of such ULC. Nothing in this Agreement or any other Loan Document is intended to or shall constitute the Agent or any Person other than a Grantor to be a member or shareholder of any ULC until such time as written notice is given to the applicable Grantor and all further steps are taken so as to register the Agent or other Person as holder of the Pledged ULC Shares. The granting of the pledge and security interest pursuant to Section 2 or in any other Loan Document does not make the Agent a successor to any Grantor as a member or shareholder of any ULC, and neither the Agent nor any of its respective successors or assigns hereunder shall be deemed to become a member or shareholder of any ULC by accepting this Agreement or any other Loan Document or exercising any right granted herein unless and until such time, if any, when the Agent or any successor or assign expressly becomes a registered member or shareholder of any ULC. Each applicable Grantor shall be entitled to receive and retain for its own account any dividends or other distributions if any, in respect of the Pledged ULC Shares, and shall have the right to vote such Pledged ULC Shares and to control the direction, management and policies of the ULC issuing such Pledged ULC Shares to the same extent as such Grantor would if such Pledged ULC Shares were not pledged to the Agent or to any other Person pursuant hereto, in each case to the extent set forth in Section 16. To the extent any provision herein or in any other Loan Document would have the effect of constituting the Agent to be a member or shareholder of any ULC prior to such time, such provision shall be severed herefrom and therefrom and ineffective with respect to the relevant Pledged ULC Shares without otherwise invalidating or rendering unenforceable this Agreement or any other Loan Document or invalidating or rendering unenforceable such provision insofar as it relates to Collateral other than Pledged ULC Shares. Notwithstanding anything herein or in any other Loan Document to the contrary (except to the extent, if any, that the Agent or any of its successors or assigns hereafter -13- 4896-9429-6144 v.3 [[8389256]]

expressly becomes a registered member or shareholder of any ULC), neither the Agent nor any of its respective successors or assigns shall be deemed to have assumed or otherwise become liable for any debts or obligations of any ULC. Except upon the exercise by the Agent or other Persons of rights to sell or otherwise dispose of Pledged ULC Shares or other remedies following the occurrence and during the continuance of an Event of Default, each applicable Grantor shall not cause or permit, or enable any ULC in which it holds Pledged ULC Shares to cause or permit, the Agent to: (i) be registered as member or shareholder of such ULC, (ii) have any notation entered in its favor in the share register of such ULC, (iii) be held out as member or shareholder of such ULC, (iv) receive, directly or indirectly, any dividends, property or other distributions from such ULC by reason of the Agent or other Person holding a security interest in the Pledged ULC Shares, or (v) act as a member or shareholder of such ULC, or exercise any rights of a member or shareholder of such ULC, including the right to attend a meeting of such ULC or vote the shares of such ULC. SECTION 15. Patent, Trademark and Copyright Collateral. (qa) Each Grantor represents and warrants to the Agent and the other Secured Parties that (i) as of the date hereof, such Grantor does not have any ownership interest in, or title to, any material issued or applied-for U.S. patents, registered or applied-for U.S. trademarks or registered U.S. copyrights (collectively, “Registered Intellectual Property”) except as set forth in Schedule III hereto, and (ii) this Agreement, together with the filing of the financing statements referred to in Section 3(f) of this Agreement, the recording of the U.S. Intellectual Property Security Agreement with the USPTO and the USCO, and subsequent filings for any hereafter acquired Registered Intellectual Property are, to the extent that a valid, perfected and continuing Lien in patents, trademarks and copyrights, as applicable, can be created upon filing and recording documents of such type and nature, effective to create valid, perfected, first priority (subject to Permitted Liens) and continuing Liens in favor of the Agent on such material Registered Intellectual Property. (b) Each Grantor shall notify the Agent within a reasonable amount of time if it knows that any application or registration relating to any material Registered Intellectual Property (now or hereafter existing) owned or licensed by such Grantor will become abandoned or dedicated, or of any material and adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the USPTO, the USCO, or any court) regarding such Grantor’s ownership of any material Registered Intellectual Property, its right to register the same, or to keep and maintain the same. (c) If, before Full Payment of the Obligations, any Grantor shall obtain ownership of any additional Registered Intellectual Property (except to the extent any application for a trademark is excluded from the definition of “Collateral” under subclause (e) of Section 2 of this Agreement or otherwise is an Excluded Asset), with respect to goods sold in such Grantor’s business, the Agent shall have a Lien in, and the provisions of Section 2 shall automatically apply to, such Registered Intellectual Property, and such Grantor shall give to the Agent written notice of such ownership at the time of delivery of the annual financial statements pursuant to Section 7.2(a) of the Credit Agreement and the related Compliance Certificate pursuant to Section 7.2(d) (the “Annual Compliance Certificate”) (or such later date as the Agent may agree) in which such Grantor obtains ownership of such patent, trademark, or copyright. -14- 4896-9429-6144 v.3 [[8389256]]

This Section 15(c) shall not apply to any Collateral which are owned by others and licensed to any Grantor. (d) Each Grantor authorizes the Agent to modify this Agreement by amending Schedule III to include any additional Registered Intellectual Property (other than any “intent-to-use” United States of America based trademark or service mark application, until such time that a statement of use has been filed with the USPTO for such application) owned by such Grantor that is Collateral and not included in Schedule III at the time of delivery of the Annual Compliance Certificate (or such later date as the Agent may agree). The Agent shall provide notice to the Grantors of any amendment or modification to be effected pursuant to this Section 15(d). (e) At the time of delivery of the Annual Compliance Certificate (or such later date as the Agent may agree), each Grantor shall sign and deliver to the Agent for filing or recordation with the USPTO or USCO one or more intellectual property security agreements, or supplements or amendments thereto, with respect to any Registered Intellectual Property (other than any “intent-to-use” United States of America based trademark or service mark application, until such time that a statement of use has been filed with the USPTO for such application) acquired after the date hereof and which is Collateral, solely to the extent that such Collateral is not covered by any previous intellectual property security agreement or supplement or amendment thereto so signed and delivered by it. (f) Each Grantor shall take all commercially reasonable actions to maintain and protect each item of Registered Intellectual Property that is material to the business of the Company, taken as a whole, unless such Grantor shall determine that such item of Registered Intellectual Property is not material to the conduct of its business. (g) In the event that any Grantor has knowledge of any material Registered Intellectual Property constituting Collateral being infringed upon or diluted by a third party, such Grantor shall, to the extent such Grantor deems commercially reasonable, take actions to protect such material Registered Intellectual Property. SECTION 16. Voting Rights; Dividends; Etc. (ha) So long as no Event of Default shall have occurred and be continuing, each Grantor (i) shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the rights and remedies of the Agent or the other Secured Parties under this Agreement or any other Loan Document and (ii) shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided that such Grantor shall deliver and pledge to the Agent any such dividends or distributions that would constitute Pledged Equity to the extent required hereunder. -15- 4896-9429-6144 v.3 [[8389256]]

(ib) Upon the occurrence and during the continuance of an Event of Default, all rights of each Grantor (i) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 16(h)(i) shall, upon written notice to such Grantor by the Agent, cease and (ii) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 16(h)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions. SECTION 17. Indemnification. In any suit, proceeding or action brought by the Agent or any of the other Secured Parties relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor jointly and severally agrees to save, indemnify and keep the Agent and the other Secured Parties harmless from and against all expense (including reasonable and documented attorneys’ fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from any Grantor, except in the case of the Agent or any of the other Secured Parties, to the extent such expense, loss, or damage is attributable to the gross negligence, bad faith or willful misconduct of the Agent or such other Secured Party. All such obligations of Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against the Agent or any of the other Secured Parties. SECTION 18. Limitation on Liens on Collateral. Each Grantor shall, at its own expense, take any and all commercially reasonable actions necessary (a) to defend title to the Collateral owned by it against all Persons claiming an interest therein (other than with respect to Permitted Liens) that is adverse to the interests hereunder of the Agent or other Secured Party, except with respect to Collateral that such Grantor determines in its reasonable business judgment is immaterial or no longer necessary to the conduct of the business, taken as a whole, and (b) to defend the Security Interest of the Agent in the Collateral and the priority thereof against any Lien that is not a Permitted Lien. SECTION 19. Extensions. The Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining a delivery of documents or other deliverables with respect to, particular assets of any Grantor where it determines that (i) such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or any other Security Documents or (ii) such an extension is otherwise reasonably appropriate. SECTION 20. Remedies; Rights Upon Default. (a) In addition to all other rights and remedies granted to it under this Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Secured Obligations or pursuant to any other applicable law, if any Event of Default shall have occurred and be continuing, the Agent may exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, each Grantor expressly -16- 4896-9429-6144 v.3 [[8389256]]

agrees that, if any Event of Default shall have occurred and be continuing, the Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a hearing on the Agent’s claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the other Secured Parties receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to any Grantor. The Agent or any of the other Secured Parties shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Agent and the other Secured Parties, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. The Agent shall have the right to conduct such sales on premises of any Grantor or elsewhere and shall have the right to use any Grantor’s premises without charge for such time or times as the Agent deems necessary or advisable. (b) Each Grantor further agrees, at the Agent’s request following the occurrence and during the continuance of an Event of Default, to assemble the Collateral and make it available to the Agent at a place or places designated by the Agent which are reasonably convenient to the Agent and such Grantor, whether at such Grantor’s premises or elsewhere. Until the Agent is able to effect a sale, lease, or other disposition of the Collateral, the Agent shall have the right to hold or use the Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving the Collateral or its value or for any other purpose deemed appropriate by the Agent. The Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to the Collateral while the Collateral is in the possession of the Agent or marshal any Collateral for the benefit of any Person. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Grantor irrevocably waives (i) any demand for possession prior to the commencement of any suit or action to recover the Collateral and (ii) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of the Collateral and to enforce any of the Agent’s remedies (for the benefit of the Agent and the other Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Secured Obligations first to all expenses of collection, recovery, receipt, appropriation, realization or sale, including reasonable attorneys’ fees, and then as provided in the Credit Agreement, and only after so paying over such net proceeds, and -17- 4896-9429-6144 v.3 [[8389256]]

after the payment by the Agent of any other amount required by any provision of law, need the Agent account for the surplus, if any, to the applicable Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Agent or any of the other Secured Parties arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Agent or such Secured Party as finally determined by a court of competent jurisdiction. Each Grantor agrees that 10 days’ prior notice by the Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Each Grantor shall remain liable, jointly and severally with the other Grantors, for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Secured Obligations, including any attorneys’ fees or other expenses (to the extent provided for herein or in the Credit Agreement) incurred by the Agent or any of the other Secured Parties to collect such deficiency. (c) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral. (d) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (i) to fail to incur expenses reasonably deemed significant by the Agent to prepare the Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to the Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of the Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on the Collateral or to remove Liens on or any adverse claims against the Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on the Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of the Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of the Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of the Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of the Collateral or to provide to the Agent a guaranteed return from the collection or disposition of the Collateral, (xii) to dispose of Leases, Inventory and related Collateral in one or more portfolio sales or in individual sale transactions, or (xiii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 120(d) is to provide non-exhaustive indications of what actions or omissions by the -18- 4896-9429-6144 v.3 [[8389256]]

Agent would not be commercially unreasonable in the Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 20(d). Without limitation upon the foregoing, nothing contained in this Section 20(d) shall be construed to grant any rights to any Grantor or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 20(d). SECTION 21. Grant of License to Use Proprietary Rights. Solely for the purpose of enabling the Agent to exercise rights and remedies under Section 20 hereof (including, without limiting the terms of Section 20 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Collateral), effective solely upon the occurrence and during the continuance of an Event of Default and exercisable at such time as the Agent shall be otherwise lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Agent, to the extent such Grantor has the right to grant such right or access without additional payment or obligation, for the benefit of the Secured Parties, a nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. Solely with respect to Proprietary Rights in or to trademarks or service marks and trade dress, the license granted under this Section 21 shall be made subject to reasonable quality control obligations reasonably required to maintain the validity and enforceability of such trademarks, service marks or trade dress, as applicable. SECTION 22. Limitation on the Agent’s and the Other Secured Parties’ Duty in Respect of Collateral. The Agent and each other Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Agent nor any of the other Secured Parties shall have any other duty as to any Collateral in its possession or control or in the possession or control of the Agent or nominee of the Agent or such other Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. SECTION 23. Miscellaneous. (ea) Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the -19- 4896-9429-6144 v.3 [[8389256]]

Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned. (fb) Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner, and deemed received, as provided for in the Credit Agreement. (gc) Severability. Whenever possible, each provision of this Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. This Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of the Agent, the other Secured Parties and Grantors with respect to the matters referred to herein and therein; provided that, in the event of any conflict between the terms of this Agreement and the Credit Agreement, the terms of the Credit Agreement shall govern. (hd) No Waiver; Cumulative Remedies; Amendments and Additional Grantors. (i) Neither the Agent nor any of the other Secured Parties shall by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising, on the part of the Agent or any of the other Secured Parties, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. (ii) Except as otherwise expressly specified herein, none of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Agent and Grantors. Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”), such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, each reference in this Agreement and the other Loan Documents to the “Collateral” shall also mean and be a reference to -20- 4896-9429-6144 v.3 [[8389256]]

the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement. (ie) Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law. (jf) Termination of this Agreement; Releases. (i) Subject to Section 23(a) hereof, this Agreement and all security interests and Liens granted hereby shall automatically terminate and be released upon Full Payment of the Obligations. (ii) The Agent shall release, subject to the satisfaction of all conditions to release (if any) set forth in the Credit Agreement, including the continuance of the applicable Agent’s Lien in any proceeds of released Collateral, any such Agent’s Liens upon any applicable Collateral pursuant to the terms of Section 13.11 of the Credit Agreement. (iii) Upon any Collateral being or becoming an Excluded Asset, the Lien created hereby on such Collateral shall automatically terminate and be released without further actions by any Person. In connection therewith, the Agent, at the request and sole expense of the applicable Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable to evidence such termination and release in accordance with Section 13.11 of the Credit Agreement. (kg) Successors and Assigns. This Agreement and all obligations of each Grantor hereunder shall be binding upon and inure to the benefit of the successors and assigns of such Grantor (including any debtor-in-possession on behalf of such Grantor) and shall, together with the rights, remedies and obligations of the Agent hereunder, inure to the benefit of and be binding upon the Secured Parties, all future holders of any instrument evidencing any of the Secured Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the Lien granted to the Agent, for the benefit of the Secured Parties, hereunder. Except as expressly permitted by the terms of the Credit Agreement, no Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Agreement. (lh) Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent and each of the Grantors hereto in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single -21- 4896-9429-6144 v.3 [[8389256]]

counterpart so that all signature pages are physically attached to the same document. This Agreement may be executed by facsimile or other electronic communication and the effectiveness of this Agreement and signatures thereon shall have the same force and effect as manually signed originals and shall be binding on all parties thereto. The Agent may require that any such documents and signatures be confirmed by a manually signed original thereof, provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile signature. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to this Agreement shall be deemed to include electronic signatures, contract formations on electronic platforms approved by the Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Agent pursuant to procedures approved by it. (mi) Governing Law. (i) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT TO THE EXTENT THE LAWS OF ANY JURISDICTION OTHER THAN NEW YORK SHALL GOVERN IN REGARD TO THE VALIDITY, PERFECTION OR EFFECT OF PERFECTION OF ANY LIEN OR IN REGARD TO PROCEDURAL MATTERS AFFECTING ENFORCEMENT OF ANY LIENS ON COLLATERAL, SUCH LAWS OF SUCH OTHER JURISDICTIONS SHALL CONTINUE TO APPLY TO THAT EXTENT. (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GRANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GRANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE SECURED OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING -22- 4896-9429-6144 v.3 [[8389256]]

SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS. (iii) SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW. (nj) Waiver of Jury Trial. THE GRANTORS AND THE AGENT EACH IRREVOCABLY WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GRANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS Section 23(n) AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. (ok) Intercreditor Agreements. REFERENCE IS HEREBY MADE TO EACH APPLICABLE INTERCREDITOR AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE EXERCISE OF ANY RIGHT OR REMEDY HEREUNDER IS SUBJECT TO THE LIMITATIONS AND PROVISIONS OF ANY APPLICABLE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF ANY APPLICABLE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT SHALL GOVERN. THE AGENT, FOR ITSELF AND ON BEHALF OF EACH OF THE SECURED PARTIES, HEREBY AGREES THAT ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NO GRANTOR SHALL BE REQUIRED TO ACT OR REFRAIN FROM ACTING IN A MANNER THAT IS INCONSISTENT WITH THE TERMS AND PROVISIONS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT. WITHOUT LIMITATION OF THE -23- 4896-9429-6144 v.3 [[8389256]]

FOREGOING AND IN ANY EVENT, NO GRANTOR SHALL BE REQUIRED TO TAKE ANY ACTION HEREUNDER IF TAKING OF SUCH ACTION (I) WOULD BE INCONSISTENT WITH THE TERMS OF SUCH APPLICABLE INTERCREDITOR AGREEMENT OR (II) WOULD IMPAIR THE ABILITY OF THE AGENT TO PERFECT OR ENFORCE ITS INTEREST IN ANY COLLATERAL OR TO OBTAIN POSSESSION OR CONTROL (WITHIN THE MEANING OF THE UCC) OF ANY COLLATERAL IN ORDER TO ASSURE THE LIEN THEREIN OF THE AGENT OR THE SECURED PARTIES AGAINST ANY OTHER PERSON. (pl) Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. (qm) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement. (rn) Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Agreement and, specifically, the provisions of Section 23(m) and Section 23(n), with its counsel. (so) Benefit of the Secured Parties. All Liens granted or contemplated hereby shall be for the benefit of the Secured Parties, and all proceeds or payments realized from the Collateral in accordance herewith shall be applied to the Secured Obligations in accordance with the terms of the Credit Agreement and the other Loan Documents. SECTION 24. Amendment and Restatement. On the date hereof, the Existing Security Agreement is hereby amended, restated and superseded in its entirety by this Agreement. The parties hereto acknowledge and agree that (i) this Agreement and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined under the Existing Credit Agreement) or the “Secured Obligations” (as defined under the Existing Security Agreement) or any of the other Loan Documents;, (ii) such “Obligations” and “Secured Obligations” are in all respects continuing (as amended and restated on the date hereof);, and (iii) the security interests, Lien and pledge granted under the Existing Security Agreement and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favor of the Agent, for the benefit of the Secured Parties. Without limiting the foregoing, each of the Grantors hereby fully and unconditionally ratifies and affirms this Agreement and agrees that all security interests, Liens and pledges granted hereunder and under the Existing Security Agreement shall from and after the date hereof secure all Secured Obligations hereunder and under the other Loan Documents. [Remainder of page intentionally left blank] -24- 4896-9429-6144 v.3 [[8389256]]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above. GRANTORS: UNITED RENTALS, INC. By: Name: Title: UNITED RENTALS (NORTH AMERICA), INC. By: Name: Title: UNITED RENTALS (DELAWARE), INC. By: Name: Title: UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC By: Name: Title: UNITED RENTALS REALTY, LLC By: Name: Title: [SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT] 4896-9429-6144 v.3 [[8389256]]

[SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT] 4896-9429-6144 v.3 [[8389256]]

AGENT: BANK OF AMERICA, N.A., as Agent By: Name: Title: [SIGNATURE PAGE TO FIFTH AMENDED AND RESTATED U.S. SECURITY AGREEMENT] 4896-9429-6144 v.3 [[8389256]]